UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: October 5, 2010

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                    (Registrant's telephone number)

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on October 5, 2010 as Exhibit 99.1, which is included herein.  This press release was issued to report September traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  October 5, 2010

EXHIBIT INDEX

Exhibit     Description

99.1                   Press Release

CONTACT:                       Sean Collins
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE:  Tuesday, October 5, 2010

AMERICAN AIRLINES REPORTS SEPTEMBER TRAFFIC

FORT WORTH, Texas – American Airlines reported a September load factor of 80.1 percent, an increase of 0.6 points versus the same period last year.  Traffic increased 5.6 percent and capacity increased 4.8 percent year over year.

Domestic traffic increased 1.6 percent year over year on 1.5 percent more capacity.  International traffic increased by 12.2 percent relative to last year on a capacity increase of 10.1 percent.

American boarded 6.7 million passengers in September.
Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
		September
		2010	2009	CHANGE
REVENUE PASSENGER MILES (000) SYSTEM
		10,049,977	9,517,400	5.6%
	D.O.T. DOMESTIC	6,022,158	5,927,287	1.6
	INTERNATIONAL	4,027,819	3,590,113	12.2
	ATLANTIC	1,816,915	1,634,999	11.1
	LATIN AMERICA	1,672,726	1,545,319	8.2
	PACIFIC	538,178	409,795	31.3
AVAILABLE SEAT MILES (000) SYSTEM
		12,552,926	11,983,141	4.8%
	D.O.T. DOMESTIC	7,563,993	7,453,806	1.5
	INTERNATIONAL	4,988,933	4,529,335	10.1
	ATLANTIC	2,152,203	2,005,107	7.3
	LATIN AMERICA	2,175,511	1,991,487	9.2
	PACIFIC	661,219	532,742	24.1
LOAD FACTOR
SYSTEM		80.1%	79.4%	0.6	Pts
	D.O.T. DOMESTIC	79.6	79.5	0.1
	INTERNATIONAL	80.7	79.3	1.5
	ATLANTIC	84.4	81.5	2.9
	LATIN AMERICA	76.9	77.6	-0.7
	PACIFIC	81.4	76.9	4.5
PASSENGERS BOARDED		6,691,872	6,515,433	2.7%

SYSTEM CARGO TON MILES (000)		156,998	141,224	11.2%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
		Year-To-Date September
		2010	2009	CHANGE
REVENUE PASSENGER MILES (000) SYSTEM
		94,436,886	92,489,980	2.1%
	D.O.T. DOMESTIC	58,253,230	58,030,342	0.4
	INTERNATIONAL	36,183,655	34,459,638	5
	ATLANTIC	14,395,094	14,175,387	1.5
	LATIN AMERICA	17,231,765	16,274,273	5.9
	PACIFIC	4,556,796	4,009,978	13.6
AVAILABLE SEAT MILES (000) SYSTEM
		115,162,837	114,858,572	0.3%
	D.O.T. DOMESTIC	70,059,545	70,032,864	0
	INTERNATIONAL	45,103,292	44,825,708	0.6
	ATLANTIC	17,726,510	18,258,739	-2.9
	LATIN AMERICA	21,940,278	21,485,146	2.1
	PACIFIC	5,436,504	5,081,822	7
LOAD FACTOR
SYSTEM		82%	80.5%	1.5	Pts
	D.O.T. DOMESTIC	83.1	82.9	0.3
	INTERNATIONAL	80.2	76.9	3.3
	ATLANTIC	81.2	77.6	3.6
	LATIN AMERICA	78.5	75.7	2.8
	PACIFIC	83.8	78.9	4.9
PASSENGERS BOARDED		64,819,341	64,829,268	0%

SYSTEM CARGO TON MILES (000)		1,401,541	1,185,307	18.2%

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Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/